ALL STAR®
FUNDS

Liberty All-Star® Equity Fund

1st Quarter | March 31, 2018

USA
LISTED
NYSE

LIBERTY ALL-STAR® EQUITY FUND
Period Ended March 31, 2018 (Unaudited)

Fund Statistics	1st Quarter 2018
Net Asset Value (NAV)	$6.71
Market Price	$6.13
Discount	-8.6%
Distribution*	$0.18
Market Price Trading Range	$5.62 to $6.81
Premium/(Discount) Range	-7.4% to -9.3%

Performance
Shares Valued at NAV with Dividends Reinvested	0.46%
Shares Valued at Market Price with Dividends Reinvested	0.08%
Dow Jones Industrial Average	-1.96%
Lipper Large-Cap Core Mutual Fund Average	-1.03%
NASDAQ Composite Index	2.59%
S&P 500® Index	-0.76%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2018 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2018.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Large-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500®Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 19.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2018

Volatility returned to the equity markets with a vengeance as 2018 opened. The first quarter’s investment environment contrasted dramatically with that of 2017, one of the most tranquil years in the long bull market.

Stocks shot out of the gate to begin the year, with the S&P 500® Index rising 2.6 percent in the first week. The Dow Jones Industrial Average (DJIA) topped 25,000 for the first time and the NASDAQ Composite posted a new record as well. Stocks continued to rise through the month, with the three indices advancing 5.73 percent, 5.88 percent and 7.40 percent, respectively. Then, like a flip of the switch, stocks reversed direction and posted their largest sell-off in four months on January 29. On February 2, the DJIA fell 665 points—its worst single-session point decline since 2008. Yet, just two weeks later stocks posted strong gains as the S&P 500® rose for six straight trading sessions and gained 6 percent for the week ending February 16. On balance, however, the sellers prevailed and for February the S&P 500® declined 3.69 percent, the DJIA lost 3.96 percent and the NASDAQ composite fell 1.74 percent. Although there were periodic rallies, the three indices retreated in March as well, highlighted by a 724-point decline in the DJIA on March 22. For the full quarter, the S&P 500® declined 0.76 percent and the Dow Industrials lost 1.96 percent, while the NASDAQ Composite stayed in positive territory with a return of 2.59 percent.

A wide range of factors pushed and pulled equity markets in dramatically different directions over the course of the quarter. Momentum coming out of a strong 2017, corporate tax cuts, ongoing sound economic data, accelerating global growth and good corporate earnings reports propelled the market ahead in January. The Labor Department reported that the economy added 176,000 jobs in January and the December figure was revised upward to 175,000 new jobs. Further good news came in the form of a 2.7 percent increase in wages for full-year 2017. Meanwhile, pricing pressures remained subdued, as core inflation rose 1.8 percent for the 12 months ended 12/31/17. GDP increased at an annualized rate of 2.6 percent in the fourth quarter of 2017, capping a year in which GDP rose 2.3 percent. On the corporate front, the vast majority of fourth quarter 2017 S&P 500® earnings reports surpassed analysts’ estimates. Meanwhile, a short-lived weekend government shutdown had little effect on markets.

As January ended, the market took on an entirely different tone. A broad sell-off saw markets post their biggest declines in more than four months on January 29, and the selling continued into early February. One concern was a market that was viewed as overbought and richly valued. Another worry was rising interest rates as the yield on 10-year Treasury notes rose and put the 3.0 percent level within sight. Investors also fretted over coming interest rate actions by the Federal Reserve. To illustrate the ferocity of the volatility, it took just nine days for stocks to plunge 10 percent from their peak, reached on January 26; it was the swiftest move from a record high to a correction in the history of the S&P 500®, according to The New York Times. This stood in sharp contrast to a remarkably calm year for stocks: There were only eight trading days in 2017 in which the S&P 500® rose or fell at least 1 percent. But, by quarter end, there had been 23 such trading days in 2018.

First Quarter Report (Unaudited) | March 31, 2018	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

March began with free trade advocate Gary Cohen resigning as the top White House economic advisor. That set the stage for a White House announcement, one week later, of a 25 percent trade tariff on imported steel and 10 percent on imported aluminum (with temporary carve-outs for some countries, including Canada and Mexico). On March 22, President Trump announced an additional $60 billion in tariffs on a wide range of imports from China. Fears of a trade war mounted, as China responded with tariffs on U.S. industrial and agricultural products. At the same time, the Federal Reserve, as expected, increased its benchmark federal funds rate by a quarter percentage point to a range of 1.5 to 1.75 percent. It was the sixth quarter-point move since December 2015, but U.S. central bank statements about future rate rises were not seen as overly hawkish. As the quarter closed, markets surged or retreated almost on a daily basis in response to the president’s tweets—depending on whether they were aggressive or conciliatory regarding tariffs—and the resulting response by Chinese trade officials.

Liberty All-Star® Equity Fund

Liberty All-Star® Equity Fund outperformed its primary benchmark as well as most major market indices for the first quarter. For the period, the Fund returned 0.46 percent with shares valued at net asset value (NAV) with dividends reinvested and 0.08 percent with shares valued at market price with dividends reinvested. The Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, returned -1.03 percent for the quarter. The Fund’s performance for the quarter ranked it in the top 12 percent of peer funds in the Lipper Large-Cap Core universe.

The discount at which Fund shares trade relative to their underlying NAV continued to narrow during the quarter. For the period, Fund shares traded in a discount range of -7.4 percent to -9.3 percent relative to their underlying NAV, the lower end of this range being the lowest level since August 2011.

Turning to Fund news, during the quarter it was announced that the Fund’s parent company, DST Systems, Inc., will be acquired by SS&C Technologies Holdings, Inc., a publicly-traded (NASDAQ, symbol: SSNC) global provider of investment and financial software-enabled services focused on the financial services industry. SS&C has said it intends to operate DST as a wholly-owned subsidiary. ALPS Advisors will continue to advise Liberty All-Star Equity Fund, and management does not expect the merger to affect Fund operations or investment objectives and strategy. This transaction requires approval by shareholders at a special meeting to be held on May 31, 2018. I ask for your vote on all the proposals in order to provide for continuity in the management and operation of the Fund. A proxy statement, which has been mailed separately, discusses the proposals to be voted upon by shareholders. Please review the proxy statement and cast your vote on each of the proposals. The Board of Trustees recommends that you vote FOR each proposal.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.18 per share in the first quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $26.39 per share for a total of $2.8 billion since 1987 (the Fund's first full calendar year of operations). As previously announced, the Board increased the distribution rate by 25 percent to 10 percent of NAV, effective with the fourth quarter 2017 distribution. We continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

A very different investment environment—one characterized by extreme volatility—emerged in the first quarter of 2018 and continued into the early part of the second quarter. Experience has shown that these conditions, while not welcome, can provide skilled active managers with an opportunity to add value relative to unmanaged indices. Regardless of market conditions, we remain confident in the Fund’s multi-manager structure and steadfast in our objective of providing investors with a core equity holding for the long term.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2018 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

First Quarter Report (Unaudited) | March 31, 2018	3

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

March 31, 2018 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015	0.51
2016	0.48
2017[3]	0.56
2018
1st Quarter	0.18
Total	$25.21

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

3	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2018 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

March 31, 2018 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2018 (Unaudited)

	Investment Style Spectrum

	PZENA	MACQUARIE	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	39	33	42	29	33	147*	505
Percent of Holdings in Top 10	37%	34%	33%	41%	50%	17%	20%
Weighted Average Market Capitalization (billions)	$96	$95	$103	$136	$178	$122	$199
Average Five-Year Earnings Per Share Growth	(1%)	6%	8%	14%	19%	9%	6%
Dividend Yield	2.4%	2.5%	1.9%	1.1%	0.6%	1.7%	2.0%
Price/Earnings Ratio**	18x	18x	20x	29x	40x	23x	22x
Price/Book Value Ratio	1.5x	2.5x	2.4x	6.9x	7.0x	2.8x	3.2x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

First Quarter Report (Unaudited) | March 31, 2018	5

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

March 31, 2018 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Adobe Systems, Inc.	2.10%
Amazon.com, Inc.	2.07
Visa, Inc., Class A	2.03
Alphabet, Inc., Class C	2.01
Salesforce.com, Inc.	1.67
Mondelez International, Inc., Class A	1.54
Facebook, Inc., Class A	1.48
Bank of America Corp.	1.41
Equinix, Inc.	1.36
Halliburton Co.	1.35
PayPal Holdings, Inc.	1.30
Booking Holdings, Inc.	1.24
Starbucks Corp.	1.18
The Home Depot, Inc.	1.18
Oracle Corp.	1.18
Lowe's Companies, Inc.	1.12
Capital One Financial Corp.	1.08
Chubb Ltd.	1.04
DowDuPont, Inc.	1.00
JPMorgan Chase & Co.	0.99
28.33%

Economic Sectors*	Percent of Net Assets
Information Technology	23.18%
Financials	16.18
Health Care	14.96
Consumer Discretionary	14.11
Energy	8.09
Industrials	6.09
Consumer Staples	5.96
Materials	3.57
Real Estate	2.92
Utilities	1.51
Telecommunication Services	1.11
Other Net Assets	2.32
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

March 31, 2018 (Unaudited)

The following are the major ($5 million or more) stock changes–both purchases and sales–that were made in the Fund’s portfolio during the first quarter of 2018.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/18
Purchases
Becton Dickinson & Co.	36,312	36,312
Edison International	86,962	178,162
Merck & Co., Inc.	97,390	227,690
Praxair, Inc.	34,227	34,227

Sales
Cerner Corp.	(97,056)	0
Chipotle Mexican Grill, Inc.	(28,345)	0
Core Laboratories NV	(48,578)	0
Facebook, Inc., Class A	(32,251)	121,665
Salesforce.com, Inc.	(49,295)	188,685

First Quarter Report (Unaudited) | March 31, 2018	7

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.68%)
CONSUMER DISCRETIONARY (14.11%)
Automobiles (0.87%)
Ford Motor Co.	1,027,744	$11,387,404

Hotels, Restaurants & Leisure (2.00%)
Starbucks Corp.	267,640	15,493,680
Yum! Brands, Inc.	126,135	10,737,872
		26,231,552
Household Durables (0.54%)
Lennar Corp., Class A	117,000	6,895,980
Lennar Corp., Class B	2,500	119,225
		7,015,205

Internet & Direct Marketing Retail (3.30%)
Amazon.com, Inc.(a)	18,722	27,097,100
Booking Holdings, Inc.(a)	7,788	16,202,077
		43,299,177
Media (2.29%)
The Interpublic Group of Cos., Inc.	370,704	8,537,313
News Corp., Class A	305,600	4,828,480
Omnicom Group, Inc.	102,384	7,440,245
The Walt Disney Co.	91,582	9,198,496
		30,004,534
Multiline Retail (0.54%)
Dollar Tree, Inc.(a)	74,800	7,098,520

Specialty Retail (3.84%)
The Home Depot, Inc.	86,671	15,448,239
Lowe's Companies, Inc.	167,059	14,659,427
The TJX Companies, Inc.	96,874	7,901,043
Ulta Beauty, Inc.(a)	60,224	12,301,957
		50,310,666
Textiles, Apparel & Luxury Goods (0.73%)
NIKE, Inc., Class B	143,513	9,535,004

CONSUMER STAPLES (5.96%)
Beverages (0.92%)
The Coca-Cola Co.	113,700	4,937,991
Monster Beverage Corp.(a)	124,100	7,099,761
		12,037,752
Food & Staples Retailing (2.09%)
Costco Wholesale Corp.	32,375	6,100,421

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
CVS Health Corp.	101,500	$6,314,315
The Kroger Co.	200,600	4,802,364
Walgreens Boots Alliance, Inc.	83,100	5,440,557
Wal-Mart Stores, Inc.	53,545	4,763,899
		27,421,556
Food Products (2.46%)
Archer-Daniels-Midland Co.	277,100	12,017,827
Mondelez International, Inc., Class A	483,279	20,167,233
		32,185,060
Personal Products (0.49%)
Unilever NV	114,000	6,428,460

ENERGY (8.09%)
Energy Equipment & Services (2.16%)
Halliburton Co.	376,070	17,652,726
Schlumberger Ltd.	163,819	10,612,195
		28,264,921
Oil, Gas & Consumable Fuels (5.93%)
BP PLC(b)	126,501	5,128,351
Cenovus Energy, Inc.(c)	580,200	4,954,908
Chevron Corp.	64,200	7,321,368
Concho Resources, Inc.(a)	26,004	3,909,181
ConocoPhillips	144,300	8,555,547
EQT Corp.	74,800	3,553,748
Exxon Mobil Corp.	66,865	4,988,798
Marathon Oil Corp.	477,710	7,705,462
Murphy Oil Corp.	143,075	3,697,058
Occidental Petroleum Corp.	110,400	7,171,584
Phillips 66	70,000	6,714,400
Pioneer Natural Resources Co.	25,500	4,380,390
Royal Dutch Shell PLC, Class A(b)	150,352	9,593,961
		77,674,756
FINANCIALS (16.18%)
Banks (6.23%)
Banco Bilbao Vizcaya Argentaria SA(b)	810,000	6,399,000
Bank of America Corp.	614,367	18,424,866
BB&T Corp.	159,300	8,289,972
BOK Financial Corp.	42,000	4,157,580
Citigroup, Inc.	146,006	9,855,405
Cullen/Frost Bankers, Inc.	38,000	4,030,660
East West Bancorp, Inc.	94,300	5,897,522
JPMorgan Chase & Co.	117,957	12,971,731

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2018	9

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc.(b)	650,000	$4,316,000
Wells Fargo & Co.	137,987	7,231,899
		81,574,635
Capital Markets (4.75%)
Ameriprise Financial, Inc.	48,500	7,175,090
Bank of New York Mellon Corp.	140,000	7,214,200
The Charles Schwab Corp.	142,800	7,457,016
Franklin Resources, Inc.	168,889	5,857,070
The Goldman Sachs Group, Inc.	35,709	8,993,669
Morgan Stanley	160,681	8,670,347
S&P Global, Inc.	24,800	4,738,288
State Street Corp.	64,201	6,402,766
UBS Group AG	325,600	5,750,096
		62,258,542
Consumer Finance (1.08%)
Capital One Financial Corp.	147,440	14,127,701

Diversified Financial Services (0.62%)
Voya Financial, Inc.	161,407	8,151,053

Insurance (3.50%)
The Allstate Corp.	80,200	7,602,960
American International Group, Inc.	112,956	6,147,066
Axis Capital Holdings Ltd.	89,225	5,136,683
Brighthouse Financial, Inc.(a)	10,531	541,293
Chubb Ltd.	99,359	13,589,330
Marsh & Mclennan Cos., Inc.	90,900	7,507,431
MetLife, Inc.	115,850	5,316,357
		45,841,120
HEALTH CARE (14.96%)
Biotechnology (3.30%)
AbbVie, Inc.	67,000	6,341,550
Alexion Pharmaceuticals, Inc.(a)	37,800	4,213,188
Amgen, Inc.	68,005	11,593,492
BioMarin Pharmaceutical, Inc.(a)	57,673	4,675,550
Celgene Corp.(a)	76,321	6,808,597
Regeneron Pharmaceuticals, Inc.(a)	27,887	9,603,167
		43,235,544
Health Care Equipment & Supplies (2.86%)
Abbott Laboratories	140,200	8,400,784
Align Technology, Inc.(a)	11,584	2,909,090
Becton Dickinson & Co.	36,312	7,868,810

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Danaher Corp.	79,000	$7,734,890
Medtronic PLC	84,000	6,738,480
West Pharmaceutical Services, Inc.	42,844	3,782,697
		37,434,751
Health Care Providers & Services (3.93%)
Acadia Healthcare Co., Inc.(a)(c)	112,000	4,388,160
Cardinal Health, Inc.	160,157	10,038,641
Express Scripts Holding Co.(a)	187,104	12,925,144
McKesson Corp.	48,431	6,822,475
Quest Diagnostics, Inc.	71,900	7,211,570
UnitedHealth Group, Inc.	47,398	10,143,172
		51,529,162
Life Sciences Tools & Services (0.33%)
Illumina, Inc.(a)	18,495	4,372,588

Pharmaceuticals (4.54%)
Johnson & Johnson	57,300	7,342,995
Merck & Co., Inc.	227,690	12,402,275
Mylan NV(a)	271,736	11,187,371
Novartis AG(b)	68,000	5,497,800
Novo Nordisk AS(b)	185,081	9,115,239
Pfizer, Inc.	207,400	7,360,626
Zoetis, Inc.	78,500	6,555,535
		59,461,841
INDUSTRIALS (6.09%)
Aerospace & Defense (1.93%)
General Dynamics Corp.	36,000	7,952,400
Northrop Grumman Corp.	24,900	8,693,088
Raytheon Co.	39,800	8,589,636
		25,235,124
Building Products (0.47%)
Johnson Controls International PLC	174,000	6,131,760

Commercial Services & Supplies (1.04%)
Waste Connections, Inc.	79,764	5,722,270
Waste Management, Inc.	94,500	7,949,340
		13,671,610
Machinery (1.20%)
Dover Corp.	88,705	8,712,605
Oshkosh Corp.	90,500	6,992,935
		15,705,540

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2018	11

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Professional Services (0.42%)
TransUnion(a)	96,600	$5,484,948

Road & Rail (0.63%)
J.B. Hunt Transport Services, Inc.	70,754	8,288,831

Trading Companies & Distributors (0.40%)
Fastenal Co.	97,100	5,300,689

INFORMATION TECHNOLOGY (23.18%)
Communications Equipment (0.69%)
Cisco Systems, Inc.	210,900	9,045,501

Internet Software & Services (3.50%)
Alphabet, Inc., Class C(a)	25,554	26,366,362
Facebook, Inc., Class A(a)	121,665	19,440,850
		45,807,212
IT Services (6.51%)
Alliance Data Systems Corp.	30,960	6,590,146
Automatic Data Processing, Inc.	71,105	8,068,995
Cognizant Technology Solutions Corp., Class A	112,594	9,063,817
FleetCor Technologies, Inc.(a)	53,574	10,848,735
Mastercard, Inc., Class A	40,200	7,041,432
PayPal Holdings, Inc.(a)	224,990	17,069,991
Visa, Inc., Class A	221,800	26,531,716
		85,214,832
Semiconductors & Semiconductor Equipment (1.32%)
Intel Corp.	176,100	9,171,288
Microchip Technology, Inc.(c)	89,000	8,131,040
		17,302,328
Software (10.18%)
Adobe Systems, Inc.(a)	127,506	27,551,496
ANSYS, Inc.(a)	45,000	7,051,050
Autodesk, Inc.(a)	80,275	10,080,935
CA, Inc.	215,600	7,308,840
Micro Focus International PLC(b)	73,220	1,028,009
Microsoft Corp.	100,000	9,127,000
Oracle Corp.	336,800	15,408,600
Red Hat, Inc.(a)	52,164	7,799,040
Salesforce.com, Inc.(a)	188,685	21,944,066
SAP SE(b)	71,204	7,487,813
ServiceNow, Inc.(a)	68,881	11,396,361

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
Splunk, Inc.(a)	72,832	$7,165,940
		133,349,150
Technology Hardware, Storage & Peripherals (0.98%)
Hewlett Packard Enterprise Co.	494,464	8,672,898
HP, Inc.	192,203	4,213,090
		12,885,988
MATERIALS (3.57%)
Chemicals (3.03%)
Air Products & Chemicals, Inc.	22,800	3,625,884
DowDuPont, Inc.	205,631	13,100,751
Ecolab, Inc.	78,105	10,705,852
PPG Industries, Inc.	66,000	7,365,600
Praxair, Inc.	34,227	4,938,956
		39,737,043
Construction Materials (0.54%)
Martin Marietta Materials, Inc.	34,100	7,068,930

REAL ESTATE (2.92%)
Equity Real Estate Investment Trusts (2.92%)
American Tower Corp.	84,850	12,332,099
Equinix, Inc.	42,695	17,852,487
Equity Residential	131,000	8,072,220
		38,256,806
TELECOMMUNICATION SERVICES (1.11%)
Diversified Telecommunication Services (1.11%)
AT&T, Inc.	202,200	7,208,430
Verizon Communications, Inc.	153,000	7,316,460
		14,524,890
UTILITIES (1.51%)
Electric Utilities (0.86%)
Edison International	178,162	11,341,793

Gas Utilities (0.38%)
National Fuel Gas Co.	97,000	4,990,650

Independent Power and Renewable Electricity Producers (0.27%)
AES Corp.	307,000	3,490,590

TOTAL COMMON STOCKS
(COST OF $1,011,279,986)		1,279,715,719

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2018	13

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2018 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (2.54%)
MONEY MARKET FUND (2.26%)
State Street Institutional U.S. Government Money Market Fund, 1.551%(d)
(COST OF $29,595,043)	29,595,043	$29,595,043

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.28%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.74%
(COST OF $3,612,500)	3,612,500	3,612,500

TOTAL SHORT TERM INVESTMENTS
(COST OF $33,207,543)		33,207,543

TOTAL INVESTMENTS (100.22%)
(COST OF $1,044,487,529)		1,312,923,262

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.22%)		(2,821,400)

NET ASSETS (100.00%)		$1,310,101,862

NET ASSET VALUE PER SHARE
(195,294,316 SHARES OUTSTANDING)		$6.71

(a)	Non-income producing security.

(b)	American Depositary Receipt.

(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $15,054,520.

(d)	Rate reflects seven-day effective yield on March 31, 2018.

See Notes to Schedule of Investments.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2018 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2018, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

First Quarter Report (Unaudited) | March 31, 2018	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2018 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2018:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$ 15,054,520	$ 3,612,500	$11,662,170	$15,274,670

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2018 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2018:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,279,715,719	$–	$–	$1,279,715,719
Money Market Fund	29,595,043	–	–	29,595,043
Investments Purchased with Collateral from Securities Loaned	3,612,500	–	–	3,612,500
Total	$1,312,923,262	$–	$–	$1,312,923,262

*	See Schedule of Investments for industry classifications.

First Quarter Report (Unaudited) | March 31, 2018	17

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2018 (Unaudited)

The Fund recognizes transfers between levels as of the end of the period. For the three months ended March 31, 2018, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark And Market Indices

March 31, 2018 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2018	19

ALL-STAR® EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N. A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000859 11/30/18

ALL-STAR FUNDS

USA LISTED NYSE

Liberty All-Star® Equity Fund

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.